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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): June 21, 1996



                            ARBOR HEALTH CARE COMPANY
             (Exact name of registrant as specified in its charter)



   DELAWARE                           0-22178                 34-1469604
(State or other jurisdiction        (Commission            (IRS Employer
of incorporation)                   File Number)           Identification No.)


1100 SHAWNEE ROAD, P. O. BOX 840, LIMA, OHIO                   45802-0840
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:                419-227-3000



                         This document contains 5 pages.

                      The Exhibit Index appears on Page 4.

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ITEM 5.    OTHER EVENTS
           ------------

   The Registrant on June 21, 1996 announced the promotion of Dennis R. Smith to Senior Vice President - Finance and Chief Financial Officer, replacing Stephen
M. Mengert who is leaving the Company due to family matters. Mr. Smith most recently served as the Company's Controller and Chief Accounting Officer since 1994.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

      (a)   Financial Statements of Businesses Acquired.
            --------------------------------------------

            None required.

      (b)   Pro Forma Financial Information.
            --------------------------------

            None required.

      (c)   Exhibits.
            ---------

            1.    Press Release, dated June 21, 1996, of Arbor Health Care
                  Company.


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                                    SIGNATURE
                                    ---------



      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                         ARBOR HEALTH CARE COMPANY



                         By: /s/ Dennis R. Smith
                             ------------------------------------------------
                             Dennis R. Smith, Senior Vice President - Finance and Chief Financial Officer


Dated: June 25, 1996


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                                  EXHIBIT INDEX
                                  -------------



                                                                                  Pagination
                                                                                By Sequential
                                                                                  Numbering
Exhibit No.                     Description                                        System

    1                   Press Release, dated June 21, 1996, of
                           Arbor Health Care Company.                                 5

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